UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2020

Annual Report

to Shareholders

DWS New York Tax-Free Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
25	Financial Highlights

28	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
42	Tax Information
43	Advisory Agreement Board Considerations and Fee Evaluation
48	Board Members and Officers
53	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our Funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the Fund seeks income that is exempt from New York and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS New York Tax-Free Income Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events leading up to or in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS New York Tax-Free Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

DWS New York Tax-Free Income Fund posted a return for the 12 months ended August 31, 2020 of 1.31%. This return compares to 3.24% for the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index. The average fund in the Morningstar Muni New York Long peer group returned 1.27% for the 12 months. For the same period, the broad taxable bond market returned 6.47%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Strategy

The Fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. The Fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

Interest rates moved higher in late 2019 as trade war concerns moderated and the U.S. Federal Reserve (the Fed) signaled an end to its mid-cycle easing. As 2020 progressed and the emergence of the coronavirus pandemic brought the global economy to a near halt Treasury yields fell to historically low levels. However, municipals were not supported by the move lower in Treasuries as the COVID-19 crisis led to sharp outflows from all bond market segments deemed as credit sensitive beginning in early March. Sentiment would recover as the Fed slashed short-term rates to zero, resurrected financial crisis era lending facilities and launched a broad-based bond purchase program, while Congress passed a $2.2 trillion stimulus package.

4	|	DWS New York Tax-Free Income Fund

As the second quarter of 2020 progressed, investors became increasingly optimistic that plans to re-open the economy would limit the magnitude of the coronavirus-driven downturn. Tax-free mutual fund investor flows turned positive beginning around mid-May, while municipal bond prices also benefited from very low tax-free issuance for much of the quarter.

“Sentiment would recover as the Fed slashed short-term rates to zero, resurrected financial crisis era lending facilities and launched a broad-based bond purchase program, while Congress passed a $2.2 trillion stimulus package.”

For the full 12 months ended August 31, 2020, the yield curve for AAA-rated municipal bonds finished lower along its length. In addition, the curve steepened as shorter maturities experienced the most significant yield declines. Specifically, the yield on two-year issues declined by 85 basis points from 1.01% to 0.16%, while the 10-year yield declined 41 basis points from 1.22% to 0.81%, and the 30-year 28 basis points from 1.84% to 1.56%. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Within the municipal market, lower quality issues generally underperformed for the 12 months ended August 31, 2020.

Positive and Negative Contributors to Fund Performance

We have viewed prices for municipals inside the 10-year maturity range as somewhat expensive given the focus on this segment from retail buyers. As a result, we looked for opportunities to gain incremental income by maintaining a tilt toward issues in the 20- to 30-year maturity range. This positioning weighed on performance vs. the benchmark, as issues in the 10-year-and-below maturity range benefited the most from declining yields.

Given the extreme disruption in credit sentiment seen in the first quarter of 2020, the Fund’s overall stance with respect to credit quality detracted from performance vs. the benchmark. Specifically, the Fund had overweight exposure to issues in the BBB and below investment grade quality range and was underweight issues in the AAA and AA quality range, weighing on performance relative to the benchmark as performance lagged for lower rated issues.

In sector terms, detractors included an overweight to higher education, as well as to mass transit within transportation. While an underweight to health care supported performance, this benefit was largely offset by an tilt toward continuing care retirement communities within the sector. An overweight to tobacco added to performance as lower gas prices and enhanced unemployment benefits supported the outlook for the sector.

DWS New York Tax-Free Income Fund	|	5

Municipal Bond Yield Curve (as of 8/31/20 and 8/31/19)

Source: Municipal Market Data as of 8/31/20.

Chart is for illustrative purposes only and does not represent any DWS product.

Outlook and Positioning

At the end of the period, municipal yields were at very low levels by historical standards. As of August 31, 2020, the 2-year municipal bond yield of 0.16% was 123.1% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 0.81% was 114.1% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 1.56% was 105.4% of the comparable U.S. Treasury yield. As the municipal curve is reasonably steep we have been focusing new purchases in the 20-30-year range. We continue to maintain a neutral overall duration and corresponding interest rate sensitivity.

While interest in municipals may be supported by the relative attractiveness of tax-free yield levels, the risk to investor flows from negative headlines around COVID-19 and the economy remains. In addition, certain segments of the municipal market may remain under fundamental pressure for a considerable time. Against this backdrop, we continue to be vigilant in our credit evaluation of lower quality issues, particularly in the BBB range and below. We will seek to take advantage of opportunities to invest in issuers with the resources and liquidity to withstand the current economic environment and that offer value.

The landscape facing the State of New York has changed immensely over the last six months. Prior to the pandemic, the state’s economy was showing signs of slowing after a prolonged expansionary period but was still performing well. Now, the state is facing an unprecedented challenge as the epicenter of the coronavirus outbreak in the U.S. Facing a rapid increase in positive cases in the state, the governor implemented the New York State on PAUSE executive order in March 2020. The order shut down most economic activity in the state

6	|	DWS New York Tax-Free Income Fund

to prevent the spread of the coronavirus. The state continues to face significant economic and fiscal uncertainty due to the coronavirus and the sudden shock from the halt in economic activity that began in March. The pandemic will test the state’s economic and financial health, as this recession is expected to be more severe than a normal recession.

Through the effort of its governor and the legislature, the state has managed the crisis well, reduced the spread of the virus, and has begun the reopening process. As a result of the aggressive action to stop the spread, the state is dealing with major revenue declines. The state received funding from the federal government under the Coronavirus Aid, Relief, and Economic Security (CARES) Act. However, that CARES Act aid was mainly to pay for expenses related to preventing the spread of the virus. The state has lobbied the federal government to provide another round of stimulus for state and local municipalities to help replace lost revenues due to the pandemic, but to date the second round of stimulus has not been passed by Congress. We continue to expect additional funding from the federal government as state and local municipalities are major employers and provide essential services to their citizens. Without the federal aid, these municipal entities may need to make deep cuts to services or increase taxes to make up for those lost revenues.

Despite the challenges the state faces from the coronavirus, we continue to view the state as stable due to its strong management, solid economic base, and solid financial position entering the pandemic. The state has a long history of closing budget gaps and managing through crises. We expect the state to use this experience to manage through this one as well. Due to the coronavirus, the state lost a significant number of jobs and its unemployment rate jumped from 4.1% in March 2020 to 15.3% a month later. The state’s unemployment rate has historically run slightly above the national average and this holds true now. The state passed a balanced budget in April, which makes it the ninth year in a row that the state has passed a budget on time. Additionally, the legislature gave the governor the authority to reduce spending three times during the year if the budget falls out of balance. The state’s financial position is bolstered by additional reserves in its tax stabilization, rainy day, and extraordinary monetary settlement funds. However, the state finances will remain challenged by its reliance on personal income taxes (PIT) for two-thirds of general fund revenues, exposure to the financial sector, and elevated Medicaid and other post-employment benefit (OPEB) expenditures, which we continue to monitor. Prior to the pandemic, certain regions of New York, particularly upstate, were experiencing weaker economic conditions. The pandemic may exacerbate the fiscal stress in those areas and could lead to slower economic growth in other municipalities in the state as well.

DWS New York Tax-Free Income Fund	|	7

New York’s general obligation debt, which is backed by the full taxing power of the state, is rated AA+ with a stable outlook by S&P, but Moody’s and Fitch placed a negative outlook on their Aa1 and AA+ ratings, respectively. The negative outlooks by Moody’s and Fitch were a result of the coronavirus outbreak and its impact on the state’s economy and finances. Although the fiscal and economic loss continues to be large, we believe the state will rely on its strong management, experience dealing with crises and budget gaps, and solid financial position to manage through this pandemic. There may be some negative rating actions, but we fully expect the state to maintain a strong credit rating and continue to pay bondholders in full. The state has many positive credit characteristics, including a mature and wealthy economy, well-funded pension system, broad power to raise revenue and adjust spending, recent pattern of expenditure growth control, and solid track record of closing annual budget gaps. Nonetheless, given the ongoing pandemic, the state’s reliance on volatile PIT revenues, large OPEB liabilities, and uncertainty of additional federal aid, it remains important to closely monitor New York’s near-term challenges.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 1999.

–	Joined DWS in 1986.

–	Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.

–	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2004.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in June 2018.

–	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

–	BA and MBA, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS New York Tax-Free Income Fund

Terms to Know

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long- term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni New York Long category consists of funds with at least 80% of assets in New York municipal debt, with an average duration of more than seven years.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

DWS New York Tax-Free Income Fund	|	9

Performance Summary	August 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	1.31%	3.23%	3.33%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–1.48%	2.65%	3.04%
Bloomberg Barclays Municipal Bond Index†	3.24%	3.99%	3.98%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
Unadjusted for Sales Charge	0.55%	2.44%	2.55%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.55%	2.44%	2.55%
Bloomberg Barclays Municipal Bond Index†	3.24%	3.99%	3.98%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/20
No Sales Charges	1.56%	3.47%	3.58%
Bloomberg Barclays Municipal Bond Index†	3.24%	3.99%	3.98%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 0.98%, 1.78% and 0.81% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS New York Tax-Free Income Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

DWS New York Tax-Free Income Fund	|	11

	Class A	Class C	Class S

Net Asset Value
8/31/20	$10.86	$10.85	$10.85
8/31/19	$11.00	$10.99	$10.99

Distribution Information as of 8/31/20
Income Dividends, Twelve Months	$.28	$.20	$.31
August Income Dividend	$.0225	$.0155	$.0248
SEC 30-day Yield††	1.10%	.38%	1.38%
Tax Equivalent Yield††	2.18%	.75%	2.74%
Current Annualized Distribution Rate (based on Net Asset Value)††	2.45%	1.69%	2.70%

††

The SEC yield is net investment income per share earned over the month ended August 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.99%, 0.27% and 1.22% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 49.62% (combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.34%, 1.58% and 2.54% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS New York Tax-Free Income Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/20	8/31/19
Revenue Bonds	82%	81%
Lease Obligations	9%	8%
General Obligation Bonds	5%	5%
Escrow to Maturity/Prerefunded	4%	6%
	100%	100%

Quality	8/31/20	8/31/19
AAA	12%	10%
AA	40%	52%
A	29%	24%
BBB	11%	10%
BB	1%	—
B	—	1%
CC	1%	—
Not Rated	6%	3%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	8/31/20	8/31/19
Effective Maturity	6.0 years	6.0 years
Modified Duration	5.1 years	5.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

DWS New York Tax-Free Income Fund	|	13

Investment Portfolio	as of August 31, 2020

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 99.1%
New York 96.9%

Albany, NY, Airport Authority Revenue:

Series B, AMT, 5.0%, 12/15/2025	1,400,000	1,672,384

Series B, AMT, 5.0%, 12/15/2026	500,000	610,655

Amherst, NY, Development Corp. Student Housing Facility Revenue, UBF Faculty-Student Housing Corp., Series A, 5.0%, 10/1/2045, INS: AGMC	1,000,000	1,161,190

Broome County, NY, Local Development Corp. Revenue, United Health Services Hospitals, Inc., Project, 4.0%, 4/1/2050, INS: AGMC	1,250,000	1,436,825

Chautauqua County, NY, Capital Resource Corp., Exempt Facilities Revenue, NRG Energy, Inc. Project, 1.3%, Mandatory Put 4/3/2023 @ 100, 4/1/2042	2,000,000	1,980,060

Dutchess County, NY, Local Development Corp. Revenue, Marist College Project, 5.0%, 7/1/2043	3,000,000	3,595,140

Dutchess County, NY, Local Development Corp. Revenue, Vassar College, Series A, 5.0%, 1/1/2049	3,000,000	3,194,490

Erie County, NY, Industrial Development Agency, School Facility Revenue, City School District, Buffalo Project, Series A, 5.0%, 5/1/2031	3,000,000	3,715,830

Hempstead Town, NY, Local Development Corp. Revenue, Molloy College Project, 5.0%, 7/1/2048	745,000	837,849

Hudson, NY, Yards Infrastructure Corp. Revenue, Fiscal 2012, Series A, 5.75%, 2/15/2047	1,140,000	1,166,448

Jefferson County, NY, Civic Facility Development Corp., Samaritan Medical Center Project, Series A, 5.0%, 11/1/2037	1,185,000	1,381,994

Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:

5.25%, 10/1/2035	5,000,000	6,978,050

5.5%, 10/1/2037, GTY: Goldman Sachs Group, Inc.	2,500,000	3,628,525

Long Island, NY, Electric System Revenue, Power Authority:

Prerefunded, 5.0%, 9/1/2037	1,330,000	1,458,026

Series A, 5.0%, 9/1/2037	2,670,000	2,868,434

5.0%, 9/1/2039	1,000,000	1,249,410

5.0%, 9/1/2047	500,000	603,305

Long Island, NY, Power Authority:

Series B, 5.0%, 9/1/2036	1,000,000	1,204,850

Series A, Prerefunded, 5.0%, 5/1/2038	2,000,000	2,064,740

Metropolitan Transportation Authority, NY, Revenue, Series B, 5.0%, 11/15/2043	1,000,000	1,036,600

The accompanying notes are an integral part of the financial statements.

14	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

Monroe County, NY, Industrial Development Agency School Facility Revenue, Rochester City School District Modernization Project, 5.0%, 5/1/2027	1,500,000	1,894,455

Monroe County, NY, Industrial Development Corp. Revenue, Rochester General Hospital Projects, 5.0%, 12/1/2046	1,060,000	1,219,519

Monroe County, NY, Industrial Development Corp. Revenue, St. Ann’s Community Project, 5.0%, 1/1/2050	1,500,000	1,544,175

Monroe County, NY, Industrial Development Corp. Revenue, True North Rochester Preparatory Charter School Project, 144A, 5.0%, 6/1/2050	1,000,000	1,154,640

Monroe County, NY, Industrial Development Corp. Revenue, University of Rochester:

Series A, 4.0%, 7/1/2050	1,000,000	1,157,490

Series A, 5.0%, 7/1/2033	1,000,000	1,163,980

Monroe County, NY, State General Obligation, 4.0%, 6/1/2029, INS: Build America Mutual	2,000,000	2,337,120

New York, Brookhaven Local Development Corp. Revenue, Jefferson’s Ferry Project, 5.25%, 11/1/2036	1,200,000	1,309,212

New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	1,500,000	1,642,830

New York, Buffalo & Fort Erie Public Bridge Authority, 5.0%, 1/1/2042	1,490,000	1,776,244

New York, Build New York City Resource Corp. Revenue, New Dawn Charter School Project, 144A, 5.75%, 2/1/2049	1,000,000	1,046,230

New York, Build New York City Resource Corp. Revenue, The Children’s Aid Society Project, 4.0%, 7/1/2049	1,000,000	1,121,760

New York, Build New York City Resource Corp. Revenue, YMCA of Greater New York Project:

5.0%, 8/1/2040	750,000	829,230

Prerefunded, 5.0%, 8/1/2042	1,000,000	1,090,230

New York, Build New York City Resource Corp., Solid Waste Disposal Revenue, Pratt Paper, Inc. Project, AMT, 144A, 5.0%, 1/1/2035	750,000	802,590

New York, Higher Education Revenue, Dormitory Authority, Colgate University, 6.0%, 7/1/2021, INS: NATL	190,000	199,188

New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	3,000,000	3,610,170

New York, Hudson Yards Infrastructure Corp., Second Indenture Revenue, Series A, 5.0%, 2/15/2042	2,000,000	2,377,260

New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC, “3”, 2.8%, 9/15/2069	2,750,000	2,645,335

New York, Liberty Development Corp. Revenue, World Trade Center Project, 5.0%, 11/15/2031	2,250,000	2,358,135

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	15

	Principal Amount ($)	Value ($)

New York, Metropolitan Transportation Authority Revenue:

Series B-2B, 5.0%, 5/15/2021	2,000,000	2,034,260

Series B, 4.0%, 11/15/2034	3,500,000	3,588,760

Series C, 5.0%, 11/15/2031	2,415,000	2,504,138

Series A-2, 5.0%, Mandatory Put 5/15/2030 @ 100, 11/15/2045	2,665,000	3,089,615

Series B, 5.25%, 11/15/2044	3,000,000	3,168,480

New York, Metropolitan Transportation Authority Revenue, Green Bonds, Series A1, 5.25%, 11/15/2057	1,000,000	1,092,690

New York, MTA Hudson Rail Yards Trust Obligations Revenue, Series A, 5.0%, 11/15/2051	1,000,000	1,050,500

New York, State Dormitory Authority Revenue, Non State Supported Debt, School District-Bond Financing Program, Series A, 5.0%, 10/1/2027	2,000,000	2,449,440

New York, State Dormitory Authority Revenue, Non State Supported Debt, State Joseph’s College:

4.0%, 7/1/2031	500,000	553,955

Series A, 4.0%, 7/1/2032	500,000	547,630

Series A, 4.0%, 7/1/2033	500,000	541,395

Series A, 4.0%, 7/1/2035	500,000	533,060

Series A, 5.0%, 7/1/2030	500,000	603,970

New York, State Dormitory Authority Revenue, Non-State Supported Debt:

Series A, 5.0%, 1/15/2026	1,095,000	1,319,464

Series A, Prerefunded, 5.0%, 7/1/2037	1,000,000	1,087,470

Series A, 5.0%, 7/1/2049	3,000,000	3,712,170

New York, State Dormitory Authority Revenue, Non-State Supported Debt, Langone Hospitals Obligated Group, Series A, 4.0%, 7/1/2053	2,000,000	2,249,100

New York, State Dormitory Authority Revenue, Non-State Supported Debt, St. John’s University, Series A, 5.0%, 7/1/2037	1,250,000	1,393,700

New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System:

Series A, 5.0%, 5/1/2030	1,500,000	1,733,685

Series A, Prerefunded, 5.0%, 5/1/2032	2,000,000	2,064,060

New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center, 5.0%, 7/1/2033	360,000	424,562

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2036	2,700,000	3,117,528

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology, Series A, 5.0%, 7/1/2049	1,250,000	1,551,300

The accompanying notes are an integral part of the financial statements.

16	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program, Series C, 5.0%, 10/1/2031	20,000	20,073

New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Dormitory Facilities:

Series A, 5.0%, 7/1/2036	1,745,000	2,109,286

Series A, 5.0%, 7/1/2038	1,000,000	1,201,080

Series A, 5.0%, 7/1/2048	2,000,000	2,385,140

New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Facilities, Series A, Prerefunded, 5.0%, 7/1/2043	2,000,000	2,271,440

New York, State Dormitory Authority Sales Tax Revenue, Series E, 5.0%, 3/15/2048	3,000,000	3,683,700

New York, State Dormitory Authority, State Personal Income Tax Revenue:

Series D, 4.0%, 2/15/2036	1,410,000	1,592,581

Series A, 5.0%, 3/15/2045	2,835,000	3,465,618

New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Series C, 5.0%, 5/15/2041	2,500,000	2,573,600

New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects:

Series B, 4.0%, 6/15/2049	2,000,000	2,346,020

5.0%, 6/15/2036	3,340,000	3,452,625

New York, State Housing Finance Agency Revenue, Series K, 1.45%, 5/1/2023	2,500,000	2,524,000

New York, State Housing Finance Agency Revenue, 15 Hudson Yards Housing, Series A, 1.65%, 5/15/2039	2,000,000	1,982,620

New York, State Liberty Development Corp. Revenue, World Trade Center:

“2”, 5.0%, 9/15/2043	2,000,000	2,115,600

“3”, 5.0%, 3/15/2044	1,190,000	1,245,644

New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	3,000,000	3,183,930

New York, State Liberty Development Corp., Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	3,000,000	3,144,150

New York, State Mortgage Agency, Homeowner Mortgage Revenue, Series 221, AMT, 3.5%, 10/1/2032	1,000,000	1,090,590

New York, State Power Authority Revenue:

Series A, 4.0%, 11/15/2055	865,000	1,010,199

Series A, 5.0%, 11/15/2038	1,500,000	1,581,900

New York, State Thruway Authority, Series J, 5.0%, 1/1/2041	2,220,000	2,468,862

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	17

	Principal Amount ($)	Value ($)

New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligated, Junior Lien:

Series A, 4.0%, 1/1/2037	500,000	551,950

Series A, 4.0%, 1/1/2038	500,000	550,805

Series B, 4.0%, 1/1/2050	3,000,000	3,424,920

Series A, 5.0%, 1/1/2041	3,000,000	3,466,350

New York, State Transportation Development Corp., Special Facilities Revenue, American Airlines, Inc. John F. Kennedy International Airport Project, AMT, 5.375%, 8/1/2036	1,000,000	1,037,360

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment, AMT, 5.0%, 1/1/2033	1,000,000	1,090,480

New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2046	2,500,000	2,680,900

New York, State Urban Development Corp. Revenue, Personal Income Tax, Series A, 4.0%, 3/15/2037	2,500,000	2,795,875

New York, State Urban Development Corp. Revenue, State Personal Income Tax:

Series C, 4.0%, 3/15/2049	1,120,000	1,299,424

Series A, 5.0%, 3/15/2042	1,000,000	1,273,200

New York, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	1,225,000	1,249,218

New York, Triborough Bridge & Tunnel Authority Revenue, MTA Bridges And Tunnels:

Series A, 5.0%, 11/15/2049	315,000	398,730

Series A, 5.0%, 11/15/2054	345,000	434,552

New York, TSASC, Inc.,, Series B, 5.0%, 6/1/2048	1,500,000	1,547,535

New York, Utility Debt Securitization Authority, Restructuring Bonds, 5.0%, 12/15/2036	3,000,000	3,624,720

New York, Utility Debt Securitization Authority, Restructuring Revenue, Series TE, 5.0%, 12/15/2041	3,675,000	4,156,278

New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	1,025,000	1,037,536

New York & New Jersey Port Authority, Two Hundred And Twentieth, AMT, 4.0%, 11/1/2059	2,000,000	2,206,320

New York City, NY, Housing Development Corp. Revenue, Series B1, 5.25%, 7/1/2031	2,845,000	3,192,744

New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2028	2,000,000	2,104,400

New York City, NY, Municipal Water Finance Authority Revenue, Series EE, 5.0%, 6/15/2045	3,000,000	3,436,500

The accompanying notes are an integral part of the financial statements.

18	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:

Series FF-1, 4.0%, 6/15/2049	2,000,000	2,309,200

Series AA, 5.0%, 6/15/2032	500,000	667,960

New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series F-1, 5.0%, 5/1/2039	2,000,000	2,136,200

New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:

Series F-1, 4.0%, 5/1/2037	1,000,000	1,132,640

Series B-1, 4.0%, 8/1/2037	5,000,000	5,604,200

Series C-1, 4.0%, 5/1/2045	1,000,000	1,158,840

Series A, 5.0%, 5/1/2038	1,000,000	1,003,950

Series B1, 5.0%, 11/1/2040	4,000,000	4,562,640

New York City, NY, Transitional Finance Authority, Building Aid Revenue, Fiscal 2018, Series S-1, 5.0%, 7/15/2035	1,000,000	1,226,930

New York Counties, NY, Tobacco Settlement Pass-Through Trust, Series A-2B, 5.0%, 6/1/2045	2,000,000	2,111,120

New York, NY, General Obligation:

Series A-1, 4.0%, 8/1/2036	3,000,000	3,412,110

Series A, 5.0%, 8/1/2025	2,500,000	3,021,550

Series B-1, 5.0%, 12/1/2034	2,800,000	3,401,664

Niagara County, NY, Frontier Transportation Authority, Buffalo Niagara international Airport:

Series A, AMT, 5.0%, 4/1/2037	335,000	407,695

Series A, AMT, 5.0%, 4/1/2038	600,000	727,992

Oneida County, NY, Local Development Corp., Revenue, Utica College Project, 5.0%, 7/1/2049	1,770,000	1,911,795

Onondaga, NY, Civic Development Corp. Revenue, LE Moyne College Project:

Series B, 4.0%, 7/1/2039	325,000	343,935

Series B, 4.0%, 7/1/2040	290,000	305,991

Onondaga, NY, Civic Development Corp. Revenue, Syracus University Project, Series A, 5.0%, 12/1/2033	1,000,000	1,335,380

Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,400,000	1,207,640

Oyster Bay, NY, State General Obligation, 4.0%, 2/15/2026	2,000,000	2,266,040

Port Authority of New York & New Jersey:

Series 195, AMT, 5.0%, 10/1/2026	1,125,000	1,390,466

Series 207, AMT, 5.0%, 9/15/2031	3,500,000	4,313,995

Series 206, AMT, 5.0%, 11/15/2032	3,000,000	3,655,620

Series 197, AMT, 5.0%, 11/15/2034	3,000,000	3,591,660

Port Authority of New York & New Jersey, One Hundred Ninety-Third, AMT, 5.0%, 10/15/2035	3,000,000	3,493,110

Tompkins County, NY, Development Corp. Revenue, Ithaca College, 5.0%, 7/1/2038	2,865,000	3,238,768

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	19

	Principal Amount ($)	Value ($)

Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute:

Series A, 5.0%, 9/1/2030	405,000	514,370

Series A, 5.0%, 9/1/2031	1,855,000	2,329,268

Westchester County, NY, Tobacco Asset Securitization, Series B, 5.0%, 6/1/2041	2,750,000	3,178,918

Western Nassau County, NY, Water Authority, Series A, 5.0%, 4/1/2040	1,400,000	1,602,874

Yonkers, NY, Economic Developemet Corp., Educational Revenue, Charter School Of Educational Excellence Project:

Series A, 5.0%, 10/15/2049	640,000	668,070

Series A, 5.0%, 10/15/2054	465,000	483,623

		269,260,199

Guam 0.7%

Guam, Government Waterworks Authority, Water & Wastewater System Revenue:

5.0%, 7/1/2040	155,000	179,958

Series A, 5.0%, 1/1/2050	145,000	176,503

Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	330,073

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	125,000	142,999

Guam, Power Authority Revenue:

Series A, 5.0%, 10/1/2030, INS: AGMC	585,000	626,880

Series A, 5.0%, 10/1/2037	210,000	243,409

Series A, 5.0%, 10/1/2038	190,000	219,684

Series A, 5.0%, 10/1/2040	135,000	155,388

		2,074,894

Puerto Rico 1.5%

Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 5.25%, 7/1/2042	2,000,000	2,057,500

Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, 5.0%, 7/1/2058	2,000,000	2,135,400

		4,192,900
Total Municipal Bonds and Notes (Cost $258,304,784)		275,527,993

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $258,304,784)	99.1	275,527,993
Other Assets and Liabilities, Net	0.9	2,376,363

Net Assets	100.0	277,904,356

The accompanying notes are an integral part of the financial statements.

20	|	DWS New York Tax-Free Income Fund

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$275,527,993	$—	$275,527,993
Total	$—	$275,527,993	$—	$275,527,993

(a)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	21

Statement of Assets and Liabilities

as of August 31, 2020

Assets
Investments in securities, at value (cost $258,304,784)	$275,527,993
Receivable for Fund shares sold	39,967
Interest receivable	2,946,135
Other assets	16,969
Total assets	278,531,064

Liabilities
Cash overdraft	63,007
Payable for Fund shares redeemed	150,911
Distributions payable	116,884
Accrued management fee	73,018
Accrued Trustees’ fees	4,245
Other accrued expenses and payables	218,643
Total liabilities	626,708
Net assets, at value	$277,904,356

Net Assets Consist of
Distributable earnings (loss)	13,990,947
Paid-in capital	263,913,409
Net assets, at value	$277,904,356

Net Asset Value

Class A

Net Asset Value, offering and redemption price per share ($107,643,921 ÷ 9,915,743 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.86

Maximum offering price per share (100 ÷ 97.25 of $10.86)	$11.17
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,341,615 ÷ 676,446 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.85
Class S

Net Asset Value, offering and redemption price per share ($162,918,820 ÷ 15,011,870 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.85

The accompanying notes are an integral part of the financial statements.

22	|	DWS New York Tax-Free Income Fund

Statement of Operations

for the year ended August 31, 2020

Investment Income
Income:

Interest	$9,709,404
Expenses:

Management fee	1,277,502
Administration fee	282,108
Services to shareholders	301,295
Distribution and service fees	341,707
Custodian fee	3,954
Professional fees	85,994
Reports to shareholders	42,963
Registration fees	44,952
Trustees’ fees and expenses	12,773
Other	27,334
Total expenses before expense reductions	2,420,582
Expense reductions	(470,808)
Total expenses after expense reductions	1,949,774
Net investment income	7,759,630

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	682,430
Payments by affiliates (see Note F)	1,080
683,510
Change in net unrealized appreciation (depreciation) on investments	(4,968,986)
Net gain (loss)	(4,285,476)
Net increase (decrease) in net assets resulting from operations	$3,474,154

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	23

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2020	2019
Operations:

Net investment income (loss)	$7,759,630	$8,692,502
Net realized gain (loss)	683,510	1,204,713
Change in net unrealized appreciation (depreciation)	(4,968,986)	13,179,606
Net increase (decrease) in net assets resulting from operations	3,474,154	23,076,821
Distributions to shareholders:

Class A	(2,840,588)	(3,071,675)
Class C	(171,305)	(250,406)
Class S	(4,742,857)	(5,393,372)
Total distributions	(7,754,750)	(8,715,453)
Fund share transactions:

Proceeds from shares sold	33,286,603	29,390,049
Reinvestment of distributions	6,590,577	7,384,156
Payments for shares redeemed	(52,913,448)	(109,477,931)
Net increase (decrease) in net assets from Fund share transactions	(13,036,268)	(72,703,726)
Increase (decrease) in net assets	(17,316,864)	(58,342,358)
Net assets at beginning of period	295,221,220	353,563,578

Net assets at end of period	$277,904,356	$295,221,220

The accompanying notes are an integral part of the financial statements.

24	|	DWS New York Tax-Free Income Fund

Financial Highlights

	Years Ended August 31,
Class A	2020	2019		2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$11.00	$10.43		$10.76	$11.11	$10.76
Income (loss) from investment operations:

Net investment income[a]	.28	.30		.30	.34	.38
Net realized and unrealized gain (loss)	(.14)	.57		(.32)	(.35)	.35
Total from investment operations	.14	.87		(.02)	(.01)	.73
Less distributions from:

Net investment income	(.28)	(.30)		(.30)	(.34)	(.38)
Net realized gains	—	(.00	)*	(.01)	—	(.00	)*
Total distributions	(.28)	(.30)		(.31)	(.34)	(.38)
Net asset value, end of period	$10.86	$11.00		$10.43	$10.76	$11.11
Total Return (%)[b,c]	1.31	8.46		(.16)	(.06)	6.92

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	111		114	129	141
Ratio of expenses before expense reductions (including interest expense) (%)	.92	.98	[d]	.94 [d]	.96 [d]	.96	[d]
Ratio of expenses after expense reductions (including interest expense) (%)	.80	.88	[d]	.90 [d]	.88 [d]	.88	[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.80	.83		.86	.83	.83
Ratio of net investment income (%)	2.59	2.80		2.87	3.15	3.48
Portfolio turnover rate (%)	51	41		42	42	32

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	25

	Years Ended August 31,
Class C	2020	2019		2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$10.99	$10.43		$10.76	$11.11	$10.76
Income (loss) from investment operations:

Net investment income[a]	.20	.22		.22	.26	.30
Net realized and unrealized gain (loss)	(.14)	.56		(.32)	(.35)	.35
Total from investment operations	.06	.78		(.10)	(.09)	.65
Less distributions from:

Net investment income	(.20)	(.22)		(.22)	(.26)	(.30)
Net realized gains	—	(.00	)*	(.01)	—	(.00	)*
Total distributions	(.20)	(.22)		(.23)	(.26)	(.30)
Net asset value, end of period	$10.85	$10.99		$10.43	$10.76	$11.11
Total Return (%)[b,c]	.55	7.55		(.91)	(.81)	6.12

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	11		14	19	22
Ratio of expenses before expense reductions (including interest expense) (%)	1.72	1.78	[d]	1.75 [d]	1.75 [d]	1.76	[d]
Ratio of expenses after expense reductions (including interest expense) (%)	1.55	1.63	[d]	1.65 [d]	1.63 [d]	1.63	[d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.58		1.61	1.58	1.58
Ratio of net investment income (%)	1.85	2.06		2.12	2.40	2.73
Portfolio turnover rate (%)	51	41		42	42	32

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS New York Tax-Free Income Fund

	Years Ended August 31,
Class S	2020	2019		2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$10.99	$10.43		$10.76	$11.11	$10.76
Income (loss) from investment operations:

Net investment income[a]	.31	.32		.33	.36	.41
Net realized and unrealized gain (loss)	(.14)	.56		(.32)	(.35)	.35
Total from investment operations	.17	.88		.01	.01	.76
Less distributions from:

Net investment income	(.31)	(.32)		(.33)	(.36)	(.41)
Net realized gains	—	(.00	)*	(.01)	—	(.00	)*
Total distributions	(.31)	(.32)		(.34)	(.36)	(.41)
Net asset value, end of period	$10.85	$10.99		$10.43	$10.76	$11.11
Total Return (%)[b]	1.56	8.63		.09	.19	7.19

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	163	173		225	246	217
Ratio of expenses before expense reductions (including interest expense) (%)	.75	.81	[c]	.82 [c]	.80 [c]	.79	[c]
Ratio of expenses after expense reductions (including interest expense) (%)	.55	.63	[c]	.65 [c]	.63 [c]	.63	[c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.55	.59		.61	.58	.58
Ratio of net investment income (%)	2.84	3.06		3.12	3.39	3.73
Portfolio turnover rate (%)	51	41		42	42	32

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS New York Tax-Free Income Fund (the “Fund”) is a non-diversified series of Deutsche DWS State Tax-Free Income Series (the “Series”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2

28	|	DWS New York Tax-Free Income Fund

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third

DWS New York Tax-Free Income Fund	|	29

party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions, as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes” in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The fund did not invest in inverse floaters during the period.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and

30	|	DWS New York Tax-Free Income Fund

the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At August 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $3,437,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,193,000) and long-term losses ($244,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

DWS New York Tax-Free Income Fund	|	31

At August 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$312,468
Capital loss carryforwards	$(3,437,000)
Net unrealized appreciation on investments	$17,231,878

At August 31, 2020, the aggregate cost of investments for federal income tax purposes was $258,296,115. The net unrealized appreciation for all investments based on tax cost was $17,231,878. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $18,244,160 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $1,012,282.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2020	2019
Distributions from tax-exempt income	$7,754,448	$8,693,372
Distributions from ordinary income*	$302	$22,081

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

32	|	DWS New York Tax-Free Income Fund

B. Purchases and Sales of Securities

During the year ended August 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $146,686,134 and $156,671,313, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund’s average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from September 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class C	1.58%
Class S	.58%

DWS New York Tax-Free Income Fund	|	33

For the period from October 1, 2019 through September 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class C	1.55%
Class S	.55%

Effective October 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.78%
Class C	1.53%
Class S	.53%

For the year ended August 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$127,411
Class C	15,632
Class S	327,765
$470,808

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2020, the Administration Fee was $282,108, of which $23,079 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

34	|	DWS New York Tax-Free Income Fund

fee it receives from the Fund. For the year ended August 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2020
Class A	$14,393	$2,308
Class C	600	97
Class S	20,976	3,372
	$35,969	$5,777

In addition, for the year ended August 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$58,583
Class C	8,231
Class S	184,545
$251,359

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2020
Class C	$69,797	$4,712

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to the Fund at an annual rate of up to 0.25% of the average daily net assets for Class A and C shareholders. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2020	Annual Rate
Class A	$248,669	$45,458	.23%
Class C	23,241	3,386	.25%
	$271,910	$48,844

DWS New York Tax-Free Income Fund	|	35

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2020 aggregated $1,917.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2020, the CDSC for Class C shares aggregated $162. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2020, DDI received $27,139 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $14,183, of which $7,008 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended August 31, 2020, the Fund engaged in securities purchases of $37,735,000 and securities sales of $26,950,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2020.

36	|	DWS New York Tax-Free Income Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,682,210	$18,302,185	1,038,688	$11,012,468
Class C	7,027	76,391	53,658	563,740
Class S	1,396,814	14,908,027	1,708,498	17,813,841
		$33,286,603		$29,390,049

Shares issued to shareholders in reinvestment of distributions
Class A	216,572	$2,338,829	233,696	$2,463,214
Class C	12,221	131,971	18,168	191,163
Class S	381,597	4,119,777	449,230	4,729,779
		$6,590,577		$7,384,156

Shares redeemed
Class A	(2,085,465)	$(22,281,120)	(2,131,436)	$(22,410,873)
Class C	(334,502)	(3,635,419)	(445,517)	(4,664,947)
Class S	(2,526,279)	(26,996,909)	(7,980,850)	(82,402,111)
		$(52,913,448)		$(109,477,931)

Net Increase (decrease)
Class A	(186,683)	$(1,640,106)	(859,052)	$(8,935,191)
Class C	(315,254)	(3,427,057)	(373,691)	(3,910,044)
Class S	(747,868)	(7,969,105)	(5,823,122)	(59,858,491)
		$(13,036,268)		$(72,703,726)

F. Payments by Affiliates

During the year ended August 31, 2020, the Advisor agreed to reimburse the Fund $1,080 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

G. Other — COVID-19 Pandemic

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct

DWS New York Tax-Free Income Fund	|	37

and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

38	|	DWS New York Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS New York Tax-Free Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust”), including the investment portfolio, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

DWS New York Tax-Free Income Fund	|	39

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 28, 2020

40	|	DWS New York Tax-Free Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2020 to August 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS New York Tax-Free Income Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$985.80	$981.20	$986.10
Expenses Paid per $1,000*	$3.99	$7.72	$2.75

Hypothetical 5% Fund Return
Beginning Account Value 3/1/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/20	$1,021.11	$1,017.34	$1,022.37
Expenses Paid per $1,000*	$4.06	$7.86	$2.80

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
DWS New York Tax-Free Income Fund	.80%	1.55%	.55%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended August 31, 2020, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

42	|	DWS New York Tax-Free Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS New York Tax-Free Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS New York Tax-Free Income Fund	|	43

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2018. The

44	|	DWS New York Tax-Free Income Fund

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes in the Fund’s portfolio management team made effective June 25, 2018. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

DWS New York Tax-Free Income Fund	|	45

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time

46	|	DWS New York Tax-Free Income Fund

commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS New York Tax-Free Income Fund	|	47

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

48	|	DWS New York Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS New York Tax-Free Income Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

50	|	DWS New York Tax-Free Income Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer (2017–present), and Interested Director (since June 25, 2020), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.; formerly: Vice President for the Deutsche Funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)

DWS New York Tax-Free Income Fund	|	51

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

52	|	DWS New York Tax-Free Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent
12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS New York Tax-Free Income Fund	|	53

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	KNTAX	KNTCX	SNWYX
CUSIP Number	25158X 500	25158X 708	25158X 807
Fund Number	26	326	2326

54	|	DWS New York Tax-Free Income Fund

Notes

DNYTF-2

(R-023992-10 10/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS New York Tax Free Income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$50,433	$0	$7,880	$0
2019	$50,433	$0	$6,755	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$625,431	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,880	$625,431	$0	$633,311
2019	$6,755	$740,482	$0	$747,237

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/30/2020